SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐ ☐☐	Soliciting Material Pursuant to §240.14a-12

AUXILIO, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒ No fee required.

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Auxilio, Inc.

27401 Los Altos, Suite 100

Mission Viejo, California 92691

949-614-0700

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD May 16, 2007

TO OUR STOCKHOLDERS:

The Annual Meeting of Stockholders of Auxilio will be held on May 16, 2007, at 3:00 p.m. local time at our principal executive offices, located at 27401 Los Altos, Suite 100, Mission Viejo, California for the following purposes:

1.	To elect six directors to the Board of Directors to hold office for a one-year term;

2.	To consider and vote upon a proposal to approve the Company's 2007 Stock Option Plan;

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on March 30, 2007 are entitled to notice of, and to vote at, the meeting. All stockholders are cordially invited to attend the meeting. Our Bylaws require that the holders of a majority of the outstanding shares of our common stock entitled to vote be represented in person or by proxy at the meeting in order to constitute a quorum for the transaction of business. Regardless of whether you expect to attend the meeting, you are requested to sign, date and return the accompanying proxy card. You may still attend and vote in person at the annual meeting if you wish, even though you may have submitted your proxy prior to the meeting. If you attend the meeting and vote in person, your proxy will be revoked and only your vote at the meeting will be counted. Thank you in advance for your prompt return of your proxy.

                By Order of the Board of Directors,

                /s/ Paul T. Anthony

                Paul T. Anthony

                Secretary

Mission Viejo, California
April 11, 2007

Auxilio, Inc.

27401 Los Altos, Suite 100

Mission Viejo, California 92691

____________________

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS

SOLICITATION, EXERCISE AND REVOCATION OF PROXIES

The accompanying proxy is solicited on behalf of our Board of Directors to be voted at our Annual Meeting of Stockholders to be held at the Company’s office, located at 27401 Los Altos, Suite 100, Mission Viejo, California, on May 16, 2007, at 3:00 p.m. local time, and any and all adjournments or postponements thereof. In addition to the original solicitation by mail, certain of our employees may solicit proxies by telephone or in person. No specially engaged employees or solicitors will be retained for proxy solicitation purposes. All expenses of this solicitation, including the costs of preparing and mailing this proxy statement and the reimbursement of brokerage firms and other nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of shares, will be borne by us. You may vote in person at our annual meeting, if you wish, even though you have previously mailed in your proxy. This proxy statement and the accompanying proxy are being mailed to stockholders on or about April 16, 2007. Unless otherwise indicated, “we,” “us” and “our” mean Auxilio.

All duly executed proxies will be voted in accordance with the instructions thereon. Stockholders who execute proxies, however, retain the right to revoke them at any time before they are voted. The revocation of a proxy will be effective upon written notice delivered to the Secretary of the Company, the timely delivery of a valid, later-dated proxy, or the stockholder granting such proxy voting by ballot at our annual meeting.

VOTING OF SECURITIES

Voting

If, as of March 30, 2007, you are a registered owner (meaning that your shares are registered in the Company’s records as being owned in your name), then you may vote on matters presented at the Annual Meeting in the following ways:

•	By proxy-You may complete the proxy card and mail it in the postage-paid envelope provided; or

•	In person-You may attend the Annual Meeting and cast your vote there.

If, as of March 30, 2007, you are a beneficial owner whose shares are held in “street-name” by a bank, broker or other record holder, please refer to your voting instruction card and other materials forwarded by such record holder for information on how to instruct the record holder to vote on your behalf.

If you are a registered holder and vote by proxy, the individuals named on the enclosed proxy card will vote your shares in the way that you indicate. When completing the proxy card, you may specify whether your shares should be voted for or against or to abstain from voting on all, some or none of the following:

(1) To elect the following six (6) nominees to serve as directors until the next annual meeting of stockholders or until their successors are elected and have qualified:

Edward B. Case Joseph J. Flynn John D. Pace	Max Poll Michael Vanderhoof Etienne L. Weidemann

(2) To consider and vote upon a proposal to approve the Company's 2007 Stock Option Plan

(3) Such other business as may properly come before the meeting or any adjournment thereof.

If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed proxy will be voted as the Board of Directors recommends. If you choose to vote by mailing a proxy card, your proxy card must be filed with the Corporate Secretary of the Company prior to or at the commencement of the Annual Meeting.

Registered holders who vote by sending in a signed proxy will not be prevented from attending the Annual Meeting and voting in person. You have the right to revoke a proxy at any time before it is exercised by (a) executing and returning a later dated proxy, (b) giving written notice of revocation to the Company’s Corporate Secretary at 27401 Los Altos, Suite 100, Mission Viejo, California 92691 or (c) attending the Annual Meeting and voting in person. In order to attend the Annual Meeting and vote in person, a beneficial holder whose shares are held in “street name” by a bank, broker or other record holder must follow the instructions provided by such record holder for voting in person at the meeting. The beneficial holder also must obtain from such record holder and present at the Annual Meeting a written proxy allowing the beneficial holder to vote the shares in person.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE REQUESTED TO SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE, WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON.

Record Date, Quorum and Voting Requirements

Record Date

Only holders of record of the Company’s common stock at the close of business on March 30, 2007, will be eligible to vote at the Annual Meeting. As of the close of business on March 30, 2007, the Company had 16,122,808 shares of common stock outstanding. Each share of common stock is entitled to one vote.

Quorum

The presence of the holders of a majority of the voting power represented by the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum.

Required Vote

Election of Directors. Directors will be elected by a plurality of votes cast at the Annual Meeting. This means that the six nominees for director who receive the most votes will be elected. Only votes “for” or “against” affect the outcome. Abstentions are not counted for purposes of the election of directors.

Approval of the 2007 Stock Option Plan.  Approval of the 2007 Stock Option Plan requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting. An abstention from voting on this matter will be treated as “present” for quorum purposes, and will have the same effect as a vote against the proposal. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

Other Matters. For each other item, the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting is required for approval. If you are present at the meeting but do not vote on any of these proposals, or if you have given a proxy and abstain on any of these proposals, this will have the same effect as if you voted against the proposal. If there are broker non-votes on the issue, the shares not voted will have no effect on the outcome of the proposal.

Broker Authority to Vote. Under the rules of the National Association of Securities Dealers, Inc., member brokers generally may not vote shares held by them in street name for customers unless they are permitted to do so under the rules of any national securities exchange of which they are a member. Under the rules of the New York Stock Exchange (the “NYSE”), a member broker who holds shares in street name for customers has the authority to vote on certain items if it has transmitted proxy soliciting materials to the beneficial owner but has not received instructions from that owner. The NYSE rules permit member brokers who do not receive instructions to vote on the election of directors.

Revocability of Proxies

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company’s principal executive office, located at 27401 Los Altos, Suite 100, Mission Viejo, California, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

Stockholder Proposals for 2008 Annual Meeting of Stockholders

Pursuant to Securities and Exchange Commission (“SEC”) Rule 14a-8, proposals that stockholders wish to include in the Company’s proxy statement and form of proxy for the Company’s 2008 annual meeting of stockholders must be received by the Company at its principal executive office at located at 27401 Los Altos, Suite 100, Mission Viejo, California, no later than December 16, 2007 and must satisfy the conditions established by the SEC for such proposals. Pursuant to SEC Rule 14a-4, if the Company has not received notice by April 1, 2008 of any matter a stockholder intends to propose for a vote at the 2008 annual meeting of stockholders, then a proxy solicited by the Board of Directors may be voted on such matter in the discretion of the proxy holder, without discussion of the matter in the proxy statement soliciting such proxy and without such matter appearing as a separate item on the proxy card. Stockholders are advised to review the Company’s Bylaws, which contain requirements with respect to advance notice of stockholder proposals and director nominations

PROPOSAL 1

ELECTION OF DIRECTORS

Directors are elected at each annual stockholder’s meeting to hold office until the next annual meeting or until their successors are elected and have qualified. Unless otherwise instructed, the proxy holders named in the enclosed proxy will vote the proxies received by them for the six (6) nominees named below. All of the nominees currently are directors of the Company.

It is intended that shares represented by the proxies will be voted FOR the election to the Board of Directors of the persons named below unless authority to vote for nominees has been withheld in the proxy. Broker non-votes and proxies marked “withheld” as to one or more of the nominees will result in the respective nominees receiving fewer votes. However, the number of votes otherwise received by the nominee will not be reduced by such action. Although each of the persons named below has consented to serve as a director if elected and the Board of Directors has no reason to believe that any of the nominees named below will be unable to serve as a director, if any nominee withdraws or otherwise becomes unavailable to serve, the persons named as proxies will vote for any substitute nominee designated by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW.

Name	Age	Position with the Company
Edward B. Case	55	Director, Chairman of the Audit Committee
Joseph J. Flynn	41	Director
John D. Pace	53	Director and Chairman of the Board
Max Poll	60	Director, Member of the Audit Committee
Michael Vanderhoof	47	Director, Chairman of the Compensation Committee
Etienne L. Weidemann	41	Chief Executive Officer, President

Edward B. Case, 55. Mr. Case has over 25 years experience leading healthcare, academic and community organizations. He is currently the Executive Vice President and CFO for The Rehabilitation Institute of Chicago (RIC) where he provides leadership and oversight for all aspects of the Institute. Prior to RIC, Mr. Case was the President and Owner of Healthcare Resource Associates, a leading provider of business process outsourcing services focused on cash flow improvements for hospitals and physicians. Mr. Case has also served as CEO and President of Presbyterian Healthcare, as well as CEO and CFO of BJC Health Systems, and CFO at St. John’s Mercy Medical Center. Mr. Case has served as a member of the Company’s Board of Directors since 2006.
.
Joseph J. Flynn, 41. Mr. Flynn has over 18 years of experience in leading large international service operations in business media, software, and technology firms.  Mr. Flynn resigned his posiiton as Chief Executive Officer effective November 9, 2006, and resigned from employment with the Company effective December 31, 2006.  As the Company’s CEO, Mr. Flynn was responsible for executive management and leadership, strategic direction and stockholder relations of Auxilio until December 31, 2006.  Currently Mr. Flynn is the Vice President of the Sport Group for the Nielsen

Company.  The Nielsen Company is a global information and media company with leading market positions in marketing information (AC Nielsen), media information (Nielsen Media Research,) business publications (Billboard Magazine, the Hollywood Reporter), trade shows (Action Sports Retailer, Outdoor Retailer) and the newspaper sector ( Scarborough Research).  The privately held company has more than 42,000 employees and is active in more than 100 countries with headquarters in Haarlem, the Netherlands and New York, USA. Mr. Flynn has served as a member of the Company’s Board of Directors since 2003.

        John D. Pace, 53. Mr. Pace is the Non-executive Chairman of the Board and Chief Strategy Officer.  He spent 25 years with ServiceMaster's Healthcare Division in a variety of senior leadership roles, the last as Executive Vice President for the West. Currently Mr. Pace is retired from ServiceMaster. He currently provides consulting services to the Company. Mr. Pace is also on the board of directors of the Mission Hospital Foundation, in Mission Viejo, CA. Mr. Pace has served as a member of the Company’s Board of Directors since 2004.

Max Poll, 60. Mr. Poll most recently served as President and Chief Executive Officer of Scottsdale Healthcare, where he retired from in 2005. He has been in health care administration for over 30 years and has held the positions of President & CEO of Barnes Hospital in St. Louis, Missouri, the primary teaching affiliate of Washington University School of Medicine; Administrator & CEO of Boone Hospital Center, Columbia, Missouri; and Assistant Director of St. Luke's Hospital, Kansas City, Missouri. Mr. Poll received his Bachelors of Business Administration from Western Michigan University, and his Masters of Hospital Administration from the University of Minnesota. His activities have included board, committee membership, and officer positions on metropolitan, state and national health organizations, including the American Hospital Association, Association of American Medical Colleges, and Voluntary Hospitals of America, Inc. Mr. Poll is a Fellow in the American College of Healthcare Executives, and currently is a board member of the International Genomics Consortium and serves as its Executive Advisor. Mr. Poll has served as a member of the Company’s Board of Directors since 2005.

Michael Vanderhoof, 47.  Mr. Vanderhoof is Chairman of Cambria Asset Management LLC and a principal in Cambria Investment Fund LP. Cambria Asset Management is the holding corporation for Cambria Capital LLC, a NASD registered broker dealer with offices in Los Angeles, Seattle and Salt Lake City. Cambria Investment Fund LP provides bridge loans and equity financing to early stage developing companies. Mr. Vanderhoof is a board member of Bionovo, Inc. He has over nineteen years experience in the capital markets. From 1998 to present, he has advised various private and public companies on capital formation, mergers and acquisitions and financing. From 1993 to 1997, Mr. Vanderhoof was a trader on a trading desk that made markets in over 200 OTC companies. His career began in 1985 as an Account Executive for a NASD broker-dealer firm in Salt Lake City, Utah. Mr. Vanderhoof has served as a member of the Company’s Board of Directors since 2001.

Etienne L. Weidemann, 41. Mr. Weidemann is a member of the Company’s Board of Directors and the Company’s President and Chief Executive Officer. He was previously the Chief Operations Officer and joined the Company in November 2002 as Vice President of Marketing. In March 2003, Mr. Weidemann was promoted to Executive Vice President of Sales and Marketing. Prior to Auxilio, Mr. Weidemann was Vice President of Sales and Vendor Marketing for the e-Learning and Collaboration Groups at Advanstar Communications Inc. From 1996 to 1999, Mr. Weidemann was a Director and founding member of WildnetAfrica.com where he played a leading strategic role in determining the company's go-to-market strategy. From 1991 through 1996, Mr. Weidemann was Managing Director of Elecrep Corporation, an engineering and automotive manufacturing concern in South Africa. Mr. Weidemann graduated with a law degree from the University of South Africa and was admitted as an Attorney of the Supreme Court of South Africa in 1989. Mr. Weidemann has served as a member of the Company’s Board of Directors since 2006.

Board Meeting and Attendance

During fiscal year 2006, our Board of Directors held eight meetings in person or by telephone. Members of our Board of Directors are provided with information between meetings regarding our operations and are consulted on an informal basis with respect to pending business. Each director attended at least 75% of the total number of meetings of our Board of Directors and the total number of meetings held by all committees of our Board of Directors on which such director served during the year.

Director Independence

The Board of Directors has affirmatively determined that the following members of the Board of Directors meet the definition of “independent” set forth in the NASDAQ corporate governance listing standards: Edward B. Case and Max Poll.

Committees of the Board of Directors

Compensation Committee

The Compensation Committee is presently composed of Michael Vanderhoof, who serves as chairperson of the committee, and John D. Pace, neither of whom meet the definition of “independent” set forth in the NASDAQ corporate governance listing standards. Pursuant to the authority delegated to it by the Board of Directors, the Compensation Committee reviews the performance of our executive officers and establishes overall employee compensation policies. This committee also reviews and recommends compensation levels for our directors and our corporate officers, including salary, bonus, and stock option grants, and administers our stock incentive plans. The compensation levels recommended by the Compensation Committee are ratified by the Board of Directors. The Compensation Committee met one time during the fiscal year ended December 31, 2006.

Audit Committee

The Audit Committee is presently composed of Edward B. Case, who serves as chairperson, and Max Poll, both of whom meet the definition of “independent” set forth in the NASDAQ corporate governance listing standards. The Board of Directors has also determined that Edward B. Case is an “audit committee financial expert,” as defined by the rules of the SEC. The functions of the Audit Committee include, among other things, reviewing our annual and quarterly financial statements, reviewing the results of each audit and quarterly review by our independent registered public accounting firm, and discussing the adequacy of our accounting and control systems. The Audit Committee met four times during the fiscal year ended December 31, 2006. The Audit Committee operates under a written Charter adopted by the Board of Directors, a copy of which is attached hereto as Annex A.

Nomination of Directors

The Company currently does not have a standing nominating committee. The members of the Board of Directors perform the functions of a nominating committee. The Board of Directors does not believe it needs a separate nominating committee because the Directors have the time and resources to perform the function of recommending nominees to the Board. Nominees for the Board of Directors are selected and approved by a majority of the Directors.

In identifying potential nominees, the Board of Directors takes into account such factors as it deems appropriate, including the current composition of the Board, the range of talents, experiences and skills that would best complement those that are already represented on the Board of Directors, the balance of management and independent directors and the need for specialized expertise. The members of the Board of Directors identify director nominees through a combination of referrals, including by management, existing members of the Board of Directors and stockholders, and direct solicitations, where warranted. Referrals of director nominees should be sent to the Board of Directors, c/o Chief Financial Officer, Auxilio, Inc., 27401 Los Altos, Suite 100, Mission Viejo, California 92691. All referrals will be compiled by the Chief Financial Officer and forwarded to the Board of Directors. At a minimum, a recommendation should include the individual’s current and past business or professional affiliations and experience, age, stock ownership, particular banking or business qualifications, if any, and such other information as the stockholder deems relevant to assist the Board in considering the individual’s potential service as a director.

Communications with the Board of Directors

Stockholders may communicate with the Board of Directors or any individual director by sending written communications addressed to the Board of Directors, or to the individual member of the Board of Directors, c/o Chief Financial Officer, Auxilio, Inc., 27401 Los Altos, Suite 100, Mission Viejo, California 92691. All communications are compiled by the Chief Financial Officer and forwarded to the Board of Directors or the individual director(s) accordingly.

Director Attendance at Annual Meetings

Directors are strongly encouraged to attend annual meetings of the Company’s stockholders. Joseph J. Flynn and John D. Pace of the Company’s directors attended the 2006 Annual Meeting of the Company’s Stockholders.

EXECUTIVE OFFICERS

Our current executive officers are as follows:

Name	Age	Position
Etienne Weidemann	41	Chairman and Chief Executive Officer and President
Paul T. Anthony	36	Chief Financial Officer

For additional information on Mr. Weidemann, who also serves as a director of the Company, please refer to his profile set forth above under “ELECTION OF DIRECTORS”.

Paul T. Anthony was hired as the Chief Financial Officer effective January 3, 2005. Prior to joining the Company, Mr. Anthony served as Vice President, Finance and Corporate Controller with Callipso, a provider of voice-over IP based network services. During his tenure at Callipso, Mr. Anthony was responsible for all of the financial operations including accounting, finance, investor relations, treasury, and risk management. Before joining Callipso, Mr. Anthony was the Controller for IBM-Access360, a provider of enterprise software. Mr. Anthony joined Access360 from Nexgenix, Inc. where he served as Corporate Controller. Prior to this, Mr. Anthony held numerous positions in Accounting and

Finance at FileNET Corporation, a provider of enterprise content management software applications. Mr. Anthony started his career at KPMG Peat Marwick LLP in Orange County in the Information, Communications & Entertainment practice. He is a certified public accountant and holds a Bachelor of Science in Accounting from Northern Illinois University.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table discloses the compensation received in each of the last two fiscal years by (i) our Chief Executive Officers of the Company during the last fiscal year and (ii) the two other most highly compensated executive officers or individuals in addition to the Chief Executive Officer, serving at the end of the last fiscal year whose total compensation exceeded $100,000 in the last fiscal year.

Name and Principal Position	Year	Salary (1)($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(2)	Non-Equity Incentive Plan Compen-sation ($)	Non-qualified Deferred Compen-sation Earnings ($)	All Other Compen- sation ($)(3)	Total ($)
Etienne Weidemann (a) Chief Executive Officer and President	2006 2005	$175,000 $160,000	- $40,002	- -	$52,170 $21,883	- -	- -	- -	$227,170 $221,885
Joseph J. Flynn (b) former Chief Executive Officer	2006 2005	$183,376 $165,000	- $43,464	- -	$65,212 -	- -	- -	- -	$248,588 $208,464
Paul T. Anthony (c) Chief Financial Officer	2006 2005	$170,000 $155,000	$20,000 $10,000	- -	$48,909 -	- -	- -	$6,611 $6,757	$245,520 $171,757
Joseph B. Hoban (d) Senior Vice President - Sales	2006 2005	$150,000 $112,500	$41,669 $39,500	- -	- $142,027	- -	- -	- $42,750	$234,419 $294,027

(1) For Mr. Flynn, 2006 includes payout of accrued vacation balance of $3,376 upon termination.

(2) A discussion of the methods used in calculation of these values may be found in Footnote 9 to the consolidated financial statements which is in Part 2, item 7 of our annual report on Form 10-KSB.  Reflects the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year computed in accordance with FAS 123(R), excluding the forfeiture assumption.

(3) For Mr. Anthony, includes reimbursement for medical insurance payments made directly by him. For Mr. Hoban, includes severance pay accrued in 2006 and paid in 2007.

(a)	Mr. Weidemann joined the Company in November 2002. He became the Chief Executive Officer effective November 9, 2006.

(b)
Mr. Flynn joined the Company in January 2003 as Chief Executive Officer. He resigned his position as Chief Executive Officer effective November 9, 2006, as Chairman of the Board effective December 4, 2006, and from the Company effective December 31, 2006. He remains as a director on the Board of Directors.

(c)	Mr. Anthony joined the Company in January 2005 as Chief Financial Officer.

(d)	Mr. Hoban joined the Company in April 2005 as Senior Vice President - Sales. He resigned effective December 31, 2006.

Narrative to Summary Compensation Table

On April 1, 2004, the Company entered into an employment agreement with Joseph J. Flynn to serve as its Chief Executive Officer, effective April 1, 2004. Mr. Flynn’s agreement had a term of two years and provided for a base annual salary of $165,000. Mr. Flynn could receive an annual bonus if certain earnings and revenue targets were accomplished. On March 14, 2006, the Company entered in to a new employment agreement with Mr. Flynn. This new agreement was effective January 1, 2006, had a term of two years, and provided for a base annual salary of $180,000. Mr. Flynn received 100,000 options and could receive an annual bonus if certain earnings and revenue targets were accomplished. Mr. Flynn resigned his position as Chief Executive Officer effective November 9, 2006, and resigned from employment of the Company effective December 31, 2006.

On April 1, 2004, the Company entered into an employment agreement with Etienne Weidemann, to serve as President and Chief Operating Officer, effective April 1, 2004. Mr. Weidemann’s agreement had a term of two years, and provided for a base annual salary of $155,000. Mr. Weidemann could receive an annual bonus if certain earnings and revenue targets were accomplished. On March 15, 2006, the Company entered in to a new employment agreement with Mr. Weidemann. This new agreement is effective January 1, 2006, has a term of two years, and provides for a base annual salary of $175,000. Mr. Weidemann received 80,000 options and may receive an annual bonus if certain earnings and revenue targets are accomplished. Mr. Weidemann became the Chief Executive Officer of the Company effective November 9, 2006.

On December 10, 2004, the Company entered into an employment agreement with Paul T. Anthony to serve as Chief Financial Officer and Corporate Secretary, effective January 3, 2005. Mr. Anthony’s agreement had a term of two years, and provided for a base annual salary of $155,000. Mr. Anthony received warrants and could receive an annual bonus if certain earnings and revenue targets were accomplished. Mr. Anthony’s agreement does allow for severance upon termination as a result of a change in control. On March 15, 2006, the Company entered in to a new employment agreement with Mr. Anthony. This new agreement is effective January 1, 2006, has a term of two years, and provides for a base annual salary of $170,000. Mr. Anthony received 75,000 options and may receive an annual bonus if certain earnings and revenue targets are accomplished.

OUTSTANDING EQUITY AWARDS AT 2006 FISCAL YEAR-END (1)

Option and Warrant Awards
Name	Type of Instrument	Number of Securities Underlying Unexercised Options and Warrants Exercisable (#)	Number of Securities Underlying Unexercised Options and Warrants Unexercisable (#)(2)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Options and Warrants	Exercise Price ($)	Expiration Date

Etienne Weidemann	Warrant	250,000	-	-	$0.30	3/31/2009
	Option	33,333	-	-	$3.00	12/20/2012
	Option	50,000	16,667	-	$0.75	5/15/2013
	Option	44,444	22,222	-	$0.90	5/28/2014
	Option	5,556	11,111	-	$2.00	4/15/2015
	Option	-	80,000	-	$1.40	2/2/2016

Joseph J. Flynn	Warrant	250,000	-	-	$0.30	3/31/2009
	Option	62,500	20,833	-	$0.75	5/15/2013
	Option	55,555	27,778	-	$0.90	5/28/2014
	Option	-	100,000	-	$1.40	2/2/2016

Paul T. Anthony	Warrant	330,000	-	-	$1.95	12/10/2009
	Option	-	75,000	-	$1.40	2/2/2016

Joseph B. Hoban	Option	119,651	-	-	$2.00	5/10/2015

(1) Options and warrants shown in this table were granted between 2002 and 2006. There have been no stock awards granted to any Named Executive Officer. As such, these columns are omitted from this Table of Outstanding Equity Awards.

(2) All options vest in cumulative annual installments of one-third or one-fourth of the shares commencing one year from the date of grant. Warrants are performance based and vest at the discretion of the Board of Directors.

DIRECTOR COMPENSATION FOR 2006

Name (1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Edward B. Case	—	—	16,303	—	—	—	16,303
Robert L. Krakoff	—	—	16,303	—	—	—	16,303
John D. Pace (2)	57,455	4,954	9,782	—	—	—	9,782
Max Poll	—	—	16,303	—	—	—	16,303
Michael Vanderhoof	—	—	8,152	—	—	—	8,152

    (1)  Joseph J. Flynn, our former Chief Executive Officer, and Etienne L. Weidemann our current President and Chief Executive Officer, also serve as directors and are not included in this table because they did not receive compensation for their services as director.  Their compensation received as employees is shown on the Summary Compensation Table.

    (2)   John D. Pace earned fees for additional services rendered under a consulting agreement. Mr. Pace also received 3,538 shares of Company stock as payment for commissions earned in 2006. See further disclosure under Certain Relationships And Related Transactions.

    (3)  Reflects the fair value, as determined under FAS 123(R), of stock options granted in the fiscal year, even if the award is subject to vesting and only a portion of the cost of the award will be expensed in the Company’s financial statements for the given fiscal year.

Narrative to Director Compensation Table

The Company compensates its non-employee directors for their service on the Board of Directors with an initial grant of an option to purchase 25,000 shares of Common Stock. Each outside director also receives 2,500 shares of Common Stock for each board meeting and committee meeting attended.

COMPENSATION COMMITTEE REPORT

Overview and Philosophy

The Compensation Committee of the Board of Directors reviews and establishes compensation strategies and programs to ensure that the Company attracts, retains, properly compensates, and motivates qualified executives and other key associates. The Committee consists of Mr. Vanderhoof, its chairperson, and Mr. Pace. No member of this committee is an employee or officer.

The philosophy of the Compensation Committee is (i) to provide competitive levels of compensation that integrate pay with the individual executive’s performance and the Company’s annual and long-term performance goals; (ii) to motivate key executives to achieve strategic business goals and reward them for their achievement; (iii) to provide compensation opportunities and benefits that are comparable to those offered by other companies in the healthcare services industry, thereby allowing us to compete for and retain talented executives who are critical to our long-term success; and (iv) to align the interests of key executives with the long-term interests of stockholders and the enhancement of stockholder value through the granting of stock options. The compensation of our executive officer is currently comprised of annual base salary, a bonus plan pursuant to certain performance criteria being achieved, and long-term performance incentives in the form of stock option grants under the stock option plans.

Chief Executive Officer Compensation

The Compensation Committee set the 2007 annual compensation for our current Chief Executive Officer, Mr. Weidemann. Mr. Weidemann is being paid an annual salary of $175,000. Mr. Weidemann may earn commissions and an annual bonus, at the discretion of the Board of Directors, with an amount to be determined by the Board of Directors.

By the Compensation Committee,

Michael Vanderhoof , Chairperson

April 11, 2007

BENEFICIAL OWNERSHIP OF SECURITIES

The following table and the notes thereto set forth certain information regarding the beneficial ownership of our common stock as of March 30, 2007, by (i) each current director; (ii) each executive officer named in the summary compensation table included herein who were serving as executive officers at the end of fiscal 2006; (iii) all our current directors and executive officers as a group; and (iv) each person who is known by us to be a beneficial owner of five percent or more of our common stock.

	Shares Beneficially Owned
Name and Address of Beneficial Owner (1)	Number (2)	Percent
Paul Anthony (3)	362,150	2.2
Edward B. Case	17,333	*
Joseph J. Flynn (4)	604,901	3.6
Robert L. Krakoff	25,000	*
John Pace	33,538	*
Max Poll (5)	32,500	*
Michael Vanderhoof (6)	1,115,413	6.9
Etienne Weidemann (7)	474,444	2.9
All directors and executive officers, as a group (8)	2,665,279	14.5

*      Less than 1% of the outstanding shares of common stock

(1)       The address for all officers and directors is 27401 Los Altos, Suite 100, Mission Viejo, CA 92691.

(2)
Unless otherwise indicated, the named persons possess sole voting and investment power with respect to the shares listed (except to the extent such authority is shared with spouses under applicable law). The percentages are based upon 16,122,809 shares outstanding as of March 29, 2007, except for certain parties who hold options and warrants that are presently exercisable or exercisable within 60 days, are based upon the sum of shares outstanding as of March 29, 2007 plus the number of shares subject to options and warrants that are presently exercisable or exercisable within 60 days held by them, as indicated in the following notes.

(3)	Includes 330,000 shares subject to stock warrant agreements.

(4)	Includes 48,611 shares subject to stock options exercisable within 60 days, and 250,000 subject to stock warrant agreements.

(5)	Includes 8,333 shares subject to stock options exercisable within 60 days.

(6)
Includes 50,000 shares subject to stock warrant agreements. Michael Vanderhoof is a principal in Cambria Investment Fund, L.P. Cambria Investment Fund, L.P. currently owns 80,000 shares of common stock and holds warrants to purchase 672,500 shares of the Company's common stock. Mr. Vanderhoof expressly disclaims beneficial ownership of these stocks and warrants, except to the extent he has a pecuniary interest therein resulting from his position as a principal of Cambria Investment Fund, L.P. Mr. Vanderhoof is also a principal in Avintaquin Capital, LLC which currently owns 316,667 shares of common stock and holds warrants to purchase 45,338 shares of the Company's common stock. Mr. Vanderhoof expressly disclaims beneficial ownership of these stocks and warrants, except to the extent he has a pecuniary interest therein resulting from his position as a principal of Avintaquin Capital, LLC.

(7)	Includes 38,889 shares subject to stock options exercisable within 60 days, and 250,000 shares subject to stock warrant agreements.

(8)	Includes 95,833 shares subject to stock options exercisable within 60 days, and 880,000 shares subject to stock warrant agreements.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Auxilio's executive officers, directors and greater than 10% stockholders to file with the SEC certain reports of ownership and changes in ownership. Based on a review of the copies of such forms received and written representations from certain reporting persons, Auxilio believes that during the year ended December 31, 2006 all Section 16(a) reports applicable to its executive officers, directors and greater than 10% stockholders were filed on a timely basis, except for the following: a Form 4 to report stock option grants made on February 2, 2006 for Joseph Flynn, Max Poll, Robert Krakoff, Paul Anthony, Etienne Weidemann, Raymond Gerrity, Michael Vanderhoof and John D. Pace; a Form 4 to report stock compensation paid on February 1, 2006 to John D. Pace.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On October 26, 2006, the Company entered into a Loan and Security Agreement (the Loan) with Cambria Investment Fund, L.P. (Cambria). Michael D. Vanderhoof, a director of Auxilio, is a principal in Cambria. Under the agreement, the Company can borrow up to $1,500,000. In consideration for entering into the Loan, Cambria received warrants to purchase up to 750,000 shares of Auxilio common stock at $.46, the market price upon execution, with 300,000 shares vesting upon the execution of the warrant agreement and 30,000 shares vesting for every multiple of $100,000 borrowed under the Loan with the Company. The warrants issued to Cambria in connection with this transaction are exempt from registration under Section 5 of the Securities Act of 1933, as amended (Securities Act), pursuant to Section 4(2) of the Securities Act and Rule 506 promulgated under Regulation D. Through December 2006, the Company borrowed $745,000 on the Loan. This borrowing earned Cambria the right to receive warrants to purchase 210,000 shares. The fair value of the warrant for the 300,000 shared issued upon execution was $92,558. Such amount was recorded as a loan acquisition cost and will be amortized to interest expense over the life of the note using the straight-line interest method. The fair value of the warrant for the 210,000 shares issued in connection with the borrowing was $71,086. In accordance with APB 14, “Accounting for Convertible Debt and Debt Issued with Stock Purchase Warrants,” the Company has allocated a value of $71,086 to the warrants based on their relative fair value. Such amount was recorded as a discount against the carrying value of the note and will be amortized to interest expense over the life of the note using the straight-line interest method. The fair value of the warrants was determined using the Black-Scholes option-pricing model.

On November 23, 2005, the Company entered into a Loan and Security Agreement (the Loan) with Cambria Investment Fund, L.P. Michael D. Vanderhoof, a director of the Company, is a principal in Cambria Investment Fund L.P. Under the agreement, the Company could borrow up to $500,000, The Loan was secured by all of the Company's inventory, accounts receivable, equipment, cash, deposit accounts, securities, intellectual property, chattel paper, general intangibles and instruments, now existing or hereafter arising, and all proceeds thereof. In consideration for entering into the Loan, Cambria Investment Fund L.P. also received warrants to purchase up to 250,000 shares of the Company’s common stock at the market price upon execution, with 75,000 shares vesting upon the execution of the warrant agreement and 17,500 shares vesting for every multiple of $50,000 borrowed under the Revolving Loan Agreement with the Company. The fair value of the warrant to receive 75,000 issued upon execution was $69,557. Such amount was recorded as interest expense. The fair value of the warrants was determined using the Black-Scholes option-pricing model. In March 2006, the Company borrowed $250,000 on the Loan. This borrowing earned Cambria the right to receive warrants to purchase 87,500 shares. The fair value of the warrant for the 87,500 shares issued in connection with the borrowing was $128,970. In accordance with APB 14, “Accounting for Convertible Debt and Debt Issued with Stock Purchase Warrants,” the Company allocated a value of $85,079 to the warrants based on their relative fair value. Such amount was recorded as a discount against the carrying value of the note and was to be amortized to interest expense over the life of the note using the straight-line interest method. In April 2006, the Company paid in full the outstanding principal balance under the Initial Loan and charged the remaining unamortized balance of the discount to interest expense. The fair value of the warrants was determined using the Black-Scholes option-pricing model.

In June 2004, the Company entered in to a consulting agreement with John D. Pace, a director, to provide support in the Company’s sales efforts with major healthcare facilities as well as consulting services related to the Company’s operations. The agreement terminated June 1, 2006. Mr. Pace received $1,000 per day for his services not to exceed three days per month and $1,500 per day for each additional day worked during a given month. In addition, Mr. Pace received commission at a rate of 5% of the gross profit for any business closed through introductions made by Mr. Pace. The commissions were paid in the form of Auxilio’s common stock (priced at prevailing market values).

In September 2006, the Company entered in to a revised consulting agreement with Mr. Pace to provide support in the Company’s sales efforts with major healthcare facilities as well as consulting services related to the Company’s operations. The agreement terminates December 31, 2007. Mr. Pace receives $5,000 per month through December 2006, and $6,000 per month through December 2007 for his services not to exceed twenty hours per month. In addition, Mr. Pace receives cash commission at a rate of 1% of the gross proceeds of a sale for any business closed through introductions made by Mr. Pace and 0.5% of the gross proceeds of a sale for any business closed through introductions made by Auxilio. Total cash compensation to Mr. Pace for the years ended December 31, 2006 and 2005 was $57,455 and $61,704, respectively. Mr. Pace also received 3,538 shares of Company stock as payment for commissions earned in 2006.

The Company believes that the foregoing transactions were in its best interests. As a matter of policy, these transactions were and all future transactions between the Company and its officers, directors, principal Stockholders or their affiliates will be approved by a majority of the disinterested members of the Board of Directors, on terms no less favorable than could be obtained from unaffiliated third parties and in connection with bona fide business purposes of the Company.

PROPOSAL 2

TO APPROVE THE ADOPTION OF THE AUXILIO, INC. 2007 STOCK OPTION PLAN

The Board of Directors believes that it is in the best interests of the Company to have available an equity incentive plan for use as a part of its compensation strategy. Therefore, the Board of Directors approved on March 23, 2007, subject to stockholder approval, the 2007 Stock Option Plan (the “2007 Plan”). The purposes of the 2007 Plan is to promote the success and enhance the value of the Company by linking the personal interests of the members of the Board, employees, and consultants to those of the Company’s stockholders and by providing such individuals with an incentive for performance to generate returns to the Company’s stockholders. The 2007 Plan is further intended to provide the Company flexibility to motivate, attract, and retain the services of members of the Board, employees, and consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

The principal features of the 2007 Plan are summarized below, but the summary is qualified in its entirety by reference to the 2007 Plan itself, a copy of which is attached hereto as Annex B.

Description of the 2007 Plan

Shares Reserved for Issuance. As of March 31, 2007, there were 576,519 shares available for issuance under the Company’s 2004 Stock Option Plan (the “2004 Plan”), and 868,527 shares subject to outstanding awards under the 2004 Plan that had not yet become vested and/or exercisable. Upon the approval of the 2007 Plan by the Company’s stockholders, the 1992 Plan will be terminated and no further awards will be issued under the 1992 Plan. All of the shares that are still available for grant under the 2004 Plan will instead become available for grant under the 2007 Plan. Additionally, another 1,003,334 shares shall be reserved for issuance under the 2007 Plan. Therefore, the approval of the 2007 Plan will authorize the Company to grant awards covering up to an aggregate of 4,470,000 shares of Common Stock. As of March 31, 2007, there were 16,122,809 shares of the Company’s Common Stock outstanding.

The termination of the 2004 Plan will not impact any awards outstanding under the 2004 Plan; such awards will continue to be subject to the 2004 Plan and the award agreement representing such award. Additionally, the adoption of the 2007 Plan will have no impact on awards outstanding under the Company’s 2000 Stock Option Plan, 2001 Stock Option Plan, 2003 Stock Option Plan and 2004 Stock Option Plan.

Limits on Awards. A maximum of 4,470,000 shares of Common Stock may be issued and sold under all awards, restricted and unrestricted, granted under the 2007 Plan. The maximum number of shares of Common Stock with respect to one or more awards that may be granted to any one participant during any calendar year shall be 200,000.

To the extent that any award under either the 1992 Plan or the 2007 Plan involving the issuance of shares of Common Stock is forfeited, cancelled, returned to the Company for failure to satisfy vesting requirements or other conditions of the award, or otherwise terminates without an issuance of shares of Common Stock being made thereunder, the shares of Common Stock covered thereby will no longer be counted against the foregoing maximum share limitations and may again be made subject to awards under the 2007 Plan pursuant to such limitations.

Administration. The Company’s Board of Directors, or a committee thereof, shall administer the 2007 Plan. Each Administrator member shall satisfy the requirements for (i) a “non-employee director” for purposes of Rule 16b-3 of the Exchange Act, and (ii) an “outside director” under Section 162(m) of the Internal Revenue Code. The term “Administrator,” as used in this Proxy, refers to the Board of Directors.

The Administrator shall have such powers and authority as may be necessary or appropriate to carry out the functions of the Administrator as described in the 2007 Plan. Subject to the express limitations of the 2007 Plan, the Administrator shall have authority in its discretion to determine the persons to whom, and the time or times at which, awards may be granted, the number of shares subject to each award, the exercise price of an award, the time or times at which an award will become vested, exercisable or payable, the performance goals and other conditions of an award, the duration of the award and all other terms of the award. The Administrator may prescribe, amend and rescind rules and regulations relating to the 2007 Plan. All interpretations, determinations and actions by the Administrator shall be final, conclusive and binding upon all parties.

Eligibility. Any person who is a director, executive officer or employee of or a consultant to Auxilio, or any person to whom an offer of employment with Auxilio has been extended, as determined by the Administrator is eligible to be designated by the Administrator to receive awards and become a participant under the 2007 Plan (a “Participant” or the “Participants”).

Types of Awards under 2007 Plan

Stock Options. Stock options granted under the 2007 Plan may be either incentive stock options or non-qualified stock options, subject to the provisions of Section 422 of the Internal Revenue Code. The exercise price per share of a stock option shall not be less than the fair market value of the Company’s Common Stock on the date the option is granted, provided that the Administrator may in its discretion specify for any stock option an exercise price per share that is higher than the fair market value of the Company’s Common Stock on the date the option is granted. In very limited circumstances the exercise price per share of a non-qualified stock option may be equal to, but not less than, eighty-five percent (85%) of the fair market value of the Company’s Common Stock on the date the option is granted. The Administrator shall determine the period during which a vested stock option may be exercised, provided that the maximum term of a stock option shall be ten years from the date the option is granted.

Certain Features of Awards Under 2007 Plan

Transferability of Awards. All stock options are nontransferable except upon the Participant’s death by will or the laws of descent or distribution. .

Adjustments to Awards Upon Certain Changes in Capitalization. The Administrator may make adjustments to the aggregate number and kind of shares subject to the 2007 Plan, and the number and kind of shares and the exercise price per share subject to outstanding awards, as applicable, if, by reason of a recapitalization, stock split, combination of shares, reclassification, stock dividend or other change in the Company’s capital structure, the Company increases or decreases the number of outstanding shares of the Company’s Common Stock; or converts or exchanges shares of the Company’s Common Stock into a different number or kind of the Company’s shares or other securities.

Occurrence of Corporate Transaction. The 2007 Plan provides that in the case of certain transactions constituting a change in control of the Company, outstanding awards shall be assumed by the surviving entity. In the event the surviving entity refuses to assume such outstanding awards, or substitute substantially equivalent options for the surviviing entity's stock for such outstanding awards, then all such outstanding awards shall immediately vest and/or become exercisable as of ten (10) days prior to such change in control.

Section 162(m) Awards. Options granted under the 2007 Plan will automatically qualify for the “performance-based compensation” exception under Internal Revenue Code Section 162(m) pursuant to their expected terms.

Term of 2007 Plan.

The 2007 Plan shall terminate on March 23, 2017, which is the tenth anniversary of the date of its adoption by the Board of Directors. The Board of Directors may, in its discretion and at any earlier date, terminate the 2007 Plan. Notwithstanding the foregoing, no termination of the 2007 Plan shall adversely affect any award theretofore granted without the consent of the Participant or the permitted transferee of the award.

New Plan Benefits

Future awards to the Company’s executive officers and employees are discretionary. Therefore, at this time the benefits that may be received by the Company’s executive officers and other employees if the Company’s stockholders approve the 2007 Plan cannot be determined. Because the value of stock issuable to the Company’s non-employee directors under the 2007 Plan will depend on the fair market value of the Company’s Common Stock at future dates, it is not possible to determine exactly the benefits that might be received by the Company’s non-employee directors under the 2007 Plan.

Equity Compensation Plan Information

The following table provides certain information as of December 31, 2006 with respect to the Company’s equity compensation plans under which equity securities of the Company are authorized for issuance.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuances Under Plan
E EEquity compensation plans approved by security holders (1):	2,182,648	$1.39	1,284,019
E EEquity compensation plans not approved by security holders(2):	2,467,077	$1.34	-
Total	4,649,725		1,284,019

(1)	These plans consist of the 2004 Stock Incentive Plan, 2003 Stock Option Plan, 2001 Stock Option Plan, and the 2000 Stock Option Plan.

(2)	Warrants and rights. From time to time and at the discretion of the Board of Directors the Company may issue warrants to key individuals or officers of the Company as performance based compensation.

Summary of Federal Income Tax Consequences of the 2007 Plan

The following is a brief summary of certain federal income tax consequences of participation in the 2007 Plan. The summary should not be relied upon as being a complete statement of all possible federal income tax consequences. Federal tax laws are complex and subject to change. Participation in the 2007 Plan may also have consequences under state and local tax laws which vary from the federal tax consequences described below. For such reasons, the Company recommends that each Participant consult his or her personal tax advisor to determine the specific tax consequences applicable to him or her.

Incentive Stock Options. No taxable income will be recognized by a Participant under the 2007 Plan upon either the grant or the exercise of an incentive stock option. Instead, a taxable event will occur upon the sale or other disposition of the shares acquired upon exercise of an incentive stock option, and the tax treatment of the gain or loss realized will depend upon how long the shares were held before their sale or disposition. If a sale or other disposition of the shares received upon the exercise of an incentive stock option occurs more than (i) one year after the date of exercise of the option and (ii) two years after the date of grant of the option, the holder will recognize long-term capital gain or loss at the time of sale equal to the full amount of the difference between the proceeds realized and the exercise price paid. However, a sale, exchange, gift or other transfer of legal title of such stock (other than certain transfers upon the Participant’s death) before the expiration of either of the one-year or two-year periods described above will constitute a “disqualifying disposition.” A disqualifying disposition involving a sale or exchange will result in ordinary income to the Participant in an amount equal to the lesser of (i) the fair market value of the stock on the date of exercise minus the exercise price or (ii) the amount realized on disposition minus the exercise price. If the amount realized in a disqualifying disposition exceeds the fair market value of the stock on the date of exercise, the gain realized in excess of the amount taxed as ordinary income as indicated above will be taxed as capital gain. A disqualifying disposition as a result of a gift will result in ordinary income to the Participant in an amount equal to the difference between the exercise price and the fair market value of the stock on the date of exercise. Any loss realized upon a disqualifying disposition will be treated as a capital loss. Capital gains and losses resulting from disqualifying dispositions will be treated as long-term or short-term depending upon whether the shares were held for more or less than the applicable statutory holding period (which currently is more than one year for long-term capital gains). The Company will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the Participant as a result of a disposition of the shares received upon exercise of an incentive stock option.

The exercise of an incentive stock option may result in an “adjustment” for purposes of the “alternative minimum tax.” Alternative minimum tax is imposed on an individual’s income only if the amount of the alternative minimum tax exceeds the individual’s regular tax for the year. For purposes of computing alternative minimum tax, the excess of the fair market value on the date of exercise of the shares received on exercise of an incentive stock option over the exercise price paid is included in alternative minimum taxable income in the year the option is exercised. A Participant who is subject to alternative minimum tax in the year of exercise of an incentive stock option may claim as a credit against the Participant’s regular tax liability in future years the amount of alternative minimum tax paid which is attributable to the exercise of the incentive stock option. This credit is available in the first year following the year of exercise in which the Participant has regular tax liability.

Non-Qualified Stock Options. No taxable income is recognized by a Participant upon the grant of a non-qualified stock option. Upon exercise, however, the Participant will recognize ordinary income in the amount by which the fair market value of the shares purchased, on the date of exercise, exceeds the exercise price paid for such shares. The income recognized by the Participant who is an employee of the Company will be subject to income tax withholding by the Company out of the Participant’s current compensation. If such compensation is insufficient to pay the taxes due, the Participant will be required to make a direct payment to us for the balance of the tax withholding obligation. The Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by the Participant, provided that certain reporting requirements are satisfied. If the exercise price of a non-qualified stock option is paid by the Participant in cash, the tax basis of the shares acquired will be equal to the cash paid plus the amount of income recognized by the Participant as a result of such exercise. If the exercise price is paid by delivering shares of the Company’s Common Stock already owned by the Participant or by a combination of cash and already-owned shares, there will be no current taxable gain or loss recognized by the Participant on the already-owned shares exchanged (however, the Participant will nevertheless recognize ordinary income to the extent that the fair market value of the shares purchased on the date of exercise exceeds the price paid, as described above). The new shares received by the Participant, up to the number of the old shares exchanged, will have the same tax basis and holding period as the Participant’s basis and holding period in the old shares. The balance of the new shares received will have a tax basis equal to any cash paid by the Participant plus the amount of income recognized by the Participant as a result of such exercise, and will have a holding period commencing with the date of exercise. Upon the sale or disposition of shares acquired pursuant to the exercise of a non-qualified stock option, the difference between the proceeds realized and the Participant’s basis in the shares will be a capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held for more than the applicable statutory holding period (which is currently more than one year for long-term capital gains).

Tax Withholding. Under the 2007 Plan, the Company has the power to withhold, or require a participant to remit to the Company, an amount sufficient to satisfy Federal, state and local withholding tax requirements with respect to any award granted under the 2007 Plan. To the extent permissible under applicable tax, securities, and other laws, the Administrator may, in its sole discretion, permit a participant to satisfy an obligation to pay any tax to any governmental entity in respect of any option or restricted stock up to an amount determined on the basis of the highest marginal tax rate applicable to such participant, in whole or in part, by (i) directing the Company to apply shares of Common Stock to which the participant is entitled pursuant to an award, or (ii) delivering to the Company shares of Common Stock owned by the participant.

Deferred Compensation. Any deferrals made under the 2007 Plan, including awards granted under the 2007 Plan that are considered to be deferred compensation, must satisfy the requirements of Internal Revenue Code Section 409A to avoid adverse tax consequences to Participants, which include the current inclusion of deferred amounts in income and interest and a surtax on any amount included in income. The Section 409A requirements include limitations on election timing, acceleration of payments, and distributions. Section 409A applies to certain discounted stock options and other awards that provide the Participant with an opportunity to defer to recognition of income. The Company intends to structure any awards under the 2007 Plan to meet the applicable tax law requirements under Internal Revenue Code Section 409A in order to avoid its adverse tax consequences.

Vote Required

Approval of the 2007 Plan will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the meeting and entitled to vote. Proxies solicited by management for which no specific direction is included will be voted “for” the approval of the 2007 Plan.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE ADOPTION OF THE 2007 PLAN.

APPOINTMENT OF INDEPENDENT AUDITORS

The Company has appointed the firm of Haskell & White LLP independent registered public accounting firm for the Company during the 2006 fiscal year, to serve in the same capacity for the year ending December 31, 2007. Representatives of Haskell & White LLP are expected to be present at the Annual Meeting and will be available to respond to appropriate questions and to make such statements as they may desire.

FEES PAID TO INDEPENDENT AUDITORS

Audit Fees

The aggregate fees for professional services rendered by Stonefield Josephson, Inc. for the annual audit of the Company’s financial statements and reviews of the financial statements included in the Company’s Form 10-QSB’s billed during the years ended December 31, 2005 and 2006 were $147,500 and $0, respectively.

The aggregate fees for professional services rendered by Haskell & White LLP for the annual audit of the Company’s financial statements and the reviews of the financial statements included in the Company’s Form 10-QSB’s billed during the years ended December 31, 2005 and 2006 were $97,305 and $50,030, respectively.

Audit-related Fees

The aggregate fees for audit-related services rendered by Stonefield Josephson, Inc. for consents and other assurance services billed during the years ended December 31, 2005 and 2006 were $45,910 and $0 respectively.

The aggregate fees for audit-related services rendered by Haskell & White LLP for consents and other assurance services billed during the years ended December 31, 2005 and 2006 were $0 and $21,500, respectively.

Tax Fees

The aggregate fees for tax services rendered by Stonefield Josephson, Inc billed during the years ended December 31, 2005 and 2006 were $11,310 and $0, respectively.

The aggregate fees for tax services rendered by Haskell & White LLP billed during the years ended December 31, 2005 and 2006 were $0 and $11,010, respectively.

All Other Fees

The aggregate fees for services rendered by Stonefield Josephson, Inc., other than the services referred to above, billed during the years ended December 31, 2005 and 2006 were $12,305 and $0 respectively.

There were no fees for services rendered by Haskell & White LLP, other than the services referred to above, billed during the years ended December 31, 2005 and 2006.

Audit Committee Pre-Approval Policies and Procedures

Our Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm in accordance with applicable Securities and Exchange Commission rules. The Audit Committee generally pre-approves particular services or categories of services on a case-by-case basis. The independent registered public accounting firm and management periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with these pre-approvals, and the fees for the services performed to date. All of the professional services rendered by Stonefield Josephson, Inc. and Haskell & White LLP for fiscal years 2005 and 2006 were pre-approved by the Audit Committee of our Board of Directors in accordance with applicable SEC rules.

Change in Certifying Accountants

On December 19, 2005 the Company’s Audit Committee approved the dismissal of Stonefield Josephson, Inc. as the Company’s independent registered public accounting firm and appointed Haskell & White LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2005. There were no disagreements with Stonefield Josephson, Inc. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope procedures which disagreements, if not resolved to Stonefield Josephson, Inc.’s satisfaction, would have caused them to refer to the subject matter of the disagreements in connection with their report; and there were no “reportable events” as defined in Item 304 (a)(1)(iv) of the Securities and Exchange Commission’s Regulation S-B.

The Company requested Stonefield Josephson, Inc. to furnish it with a letter addressed to the Commission stating whether it agreed with the above statements. A copy of that letter, dated December 22, 2005, was filed as Exhibit 16.1 to the Form 8-K, as amended, announcing Stonefield Josephson, Inc.’s dismissal and the appointment of Haskell & White LLP, which was filed with the SEC on December 23, 2005, and amended on January 18, 2006.

AUDIT COMMITTEE REPORT

The Audit Committee’s role is to act on behalf of the Board of Directors in the oversight of all aspects of our financial reporting, internal control and audit functions. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Annual Report for fiscal year 2006 with management.

The Audit Committee also reviewed with Haskell & White LLP, our independent registered public accounting firm, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards (including Statement on Auditing Standards No. 61). In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1. The Audit Committee has also considered whether the provision of non-audit services by Haskell & White LLP is compatible with their independence.

The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their audit. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2006 for filing with the Securities and Exchange Commission.

By the Audit Committee,

Edward B. Case, Chairperson
Max Poll

April 11, 2007

ANNUAL REPORT

The Company’s Annual Report on Form 10-KSB, including financial statements and schedules thereto, for the fiscal year ended December 31, 2006, accompanies this Proxy Statement.

OTHER MATTERS

At the time of the preparation of this Proxy Statement, the Board of Directors knows of no other matter that will be acted upon at the Annual Meeting. If any other matter is presented properly for action at the Annual Meeting or at any adjournment or postponement thereof, it is intended that the proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

By Order of the Board of Directors,

Auxilio, Inc.

/s/ John D. Pace

John D. Pace
Chairman of the Board

Mission Viejo, California
April 11, 2007

ANNEX A

AUXILIO, INC.

AUDIT COMMITTEE CHARTER

I. PURPOSE

        The Audit Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) of Auxilio, Inc. (the “Company”) to provide assistance to the Board in fulfilling the Board’s responsibilities to the Company’s stockholders and potential stockholders, and to the investment community, relating to the Company’s corporate accounting and financial reporting practices, as well as the quality and integrity of the Company’s audits and financial statements and reports. The Committee’s primary duties and responsibilities are to:

•	Monitor the reliability and integrity of the Company’s financial reporting and disclosure practices and systems of internal controls;
•	Monitor the Company’s compliance with legal and financial regulatory requirements;
•	Monitor the qualifications and independence of the Company’s independent auditors;
•	Monitor the performance of the Company’s internal controls and independent auditors;
•	Provide an avenue of communication among the independent auditors, management and the Board; and
•	Prepare the Committee’s annual report for inclusion in the Company’s proxy statement.

The Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the Company. The Committee has the authority to retain, at the Company’s expense, special legal, accounting, or other consultants or experts as it deems necessary in the performance of its duties, which experts need not be the same as are regularly retained by the Company to perform such functions.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles (GAAP). This is the responsibility of management and the independent auditors.

The Audit Committee shall report its activities to the full Board of Directors on a regular basis.

The Committee will fulfill these responsibilities primarily by carrying out the activities enumerated in Article IV of this Charter.

II. COMPOSITION

The Committee shall be comprised of three or more directors as determined by the Board.

Committee members shall meet the independence and experience requirements set forth in the rules and regulations promulgated by the Securities and Exchange Commission (the “SEC”), and in applicable listing standards. Without limiting the foregoing, each Committee member shall be an independent director, free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

In addition, all members of the Committee shall have a working familiarity with basic finance and accounting practices and shall be financially literate, as determined in the business judgment of the Board, or shall meet such standards within a reasonable period of time after the director’s appointment to the Committee. At least one member of the Committee shall qualify as an “audit committee financial expert,” within the meaning of Section 407 of the Sarbanes-Oxley Act of 2002.

The members of the Committee shall be appointed by the Board at the recommendation of the Board at the annual organizational meeting of the Board, and they shall continue as members of the Committee until their successors are duly appointed and qualified. Unless a Chairperson for the Committee is appointed by the Board, the members of the Committee may designate a Chairperson by majority vote of the full Committee membership.

Members of the Committee shall not simultaneously serve on the audit committees of more than two other public companies unless the Board determines that simultaneous service would not impair the ability of the member to effectively serve on the Committee and the Board discloses this determination in the Company’s proxy statement.

III. MEETINGS

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet privately and separately in executive session at least two times annually with management, the executive officer heading the internal auditing staff and the independent auditors to discuss any matters that the Committee or each of these groups believes should be discussed. The Company may require any Company officer or employee or the Company’s outside counsel or external auditor to attend any Committee meeting or to meet with any members of, or consultants to, the Committee, and to provide pertinent information as necessary. In addition, the Committee or at least its Chairperson should meet with the independent auditors and/or management quarterly to review the Company’s financial statements.

The Committee Chairperson shall prepare and/or approve an agenda in advance of each meeting and, whenever reasonably practicable, circulate the agenda to each member prior to the meeting date. The Committee shall maintain minutes and other relevant documentation of all its meetings.

IV. RESPONSIBILITIES AND DUTIES

A. Independent Auditors

1.
The independent auditors shall be directly accountable to the Committee and indirectly accountable to the Board through the Committee. The Committee shall review the independence and evaluate the performance of the auditors and annually approve the appointment/retention of the independent auditors or approve any discharge of auditors when circumstances warrant. The Committee shall have the sole authority to terminate the engagement of the Company’s independent auditors; provided, however, the Committee shall discontinue the Company’s engagement of the independent auditors with respect to any independent audit if the Company’s chief executive officer, chief financial officer, controller, chief accounting officer or person serving in an equivalent position was employed by the auditor and participated in any capacity in auditing of the Company during the one year period prior to initiating such independent audit.

2.
The Committee shall have the sole authority to approve the fees and other significant compensation to be paid to the independent auditors for the audit engagement, which shall include preparing or issuing the audit report and performing other audit, review or attest services for the Company, and to approve any significant non-audit engagement in accordance with the regulations promulgated by the SEC. Such approval shall be delivered prior to the related services being performed. In approving any non-audit engagement, the Committee must also consider whether the provision of permitted non-audit services by auditors and the amount of fees paid to auditors for such services are consistent with the auditors’ independence.

3.
The Committee shall be directly responsible for the resolution of disagreements between management and the Company’s independent auditors regarding financial reporting, and shall have final authority to determine the Company’s position with respect to any such disagreement.

4.
The Committee shall annually obtain and review a report by the independent auditors describing the independent auditors’ internal quality control procedures, and any material issues raised with respect thereto by any internal review, peer review or external investigation thereof, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with such issues.

5.
The Committee shall: (a) on an annual basis, review and discuss with the independent auditors all significant relationships they have or are proposed to have with the Company to determine whether those relationships could impair the auditors' objectivity and independence, and obtain a written statement from the independent auditors regarding such relationships and present this statement to the Board; and (b) review, on an ongoing basis, compliance with the statutory ban on the independent auditors’ provision of non-audit services, except for the provision of tax advice and services pre-approved by the Committee.

6.
In consultation with management and the Company’s internal audit staff, the Committee shall annually consider the independent auditors’ qualifications, performance and independence, the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles and disclosure practices as applied in its financial reporting, and the independent auditors’ views about how such accounting principles and disclosure practices may affect stockholder and public views and attitudes about the Company.

7.
At least every five years, the Committee shall require the rotation of the independent auditors’ lead audit partner and reviewing audit partner, and consider the costs and benefits of switching to another firm of independent auditors.

8.
The Committee shall establish a regular schedule of meetings with the independent auditors without management present to discuss candidly any audit problems or difficulties and management’s responses to the independent auditors’ efforts to resolve such problems or difficulties. Topics addressed in these sessions should include any adjustments proposed by the independent auditors that were rejected by management on any basis, matters referred by the independent auditors to their national offices for additional review, the contents of any management/internal control letters issued or pending by the independent auditors and the independent auditors’ candid assessment of the responsibilities, budget and staffing of the Company’s internal audit function.

9.
The Committee shall establish formal procedures for the hiring of employees and former employees of the independent auditors with the goal of preventing the prospect of future employment with the Company from influencing the current performance of the independent auditor function.

10.
The Committee shall periodically review the independent auditors’ audit plan, including scope, staffing, locations, reliance upon management, internal audit and general audit approach and the content of all audit-related services.

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B. Handling of Complaints Regarding Accounting Practices

1.
The Committee shall establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

2.
The Committee shall establish procedures for the receipt of complaints or reports by outside legal counsel regarding evidence of material violations of securities laws or breaches of fiduciary duties as required by the rules and regulations promulgated by the SEC.

C. Review Procedures

1.
The Committee shall review the Company’s annual and quarterly financial statements prior to filing or distribution. Review should include discussion with management and the independent auditors of significant issues regarding accounting principles, practices, and judgments, including the assessments of financial performance and critical accounting policies proposed to be set forth in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” The Committee shall recommend to the Board whether the financial statements should be included in the Company’s periodic reports and its annual report to be included in the Company’s proxy statement.

2.
The Committee shall review any analyses prepared by management or the independent auditors regarding significant financial reporting issues, specifically including the judgments made by management as to the application of GAAP to the Company’s financial reporting in light of potential alternative GAAP applications.

3.
The Committee shall discuss, both internally and with the Company’s independent auditors, any earnings information or any financial information or earnings guidance provided to analysts and rating agencies prior to the release of the information. In that connection, the Committee shall discuss the results of the audit, any significant changes to the Company’s accounting principles and any items required to be communicated to audit committees in accordance with AICPA SAS 61, as amended. In lieu of the full Committee’s involvement, this function may be performed by the Chairperson of the Committee or pursuant to general guidelines as to the type of information to be included in such releases and the presentation thereof.

4.	The Committee shall review with management the Company’s presentation of “pro forma,” or non-GAAP financial measures, to ensure compliance with applicable disclosure requirements.

D. Internal Controls and Legal Compliance

1.
In consultation with the management and the independent auditors, the Committee shall on an ongoing basis consider the adequacy and integrity of the Company’s internal financial reporting processes and controls, and to review before filing any periodic report, the disclosure regarding such system of internal controls contained in the certifications by the Company’s chief executive officer and chief financial officer and the attestations or reports by the independent auditors relating to the adequacy of such internal controls contained in the Company’s annual report to be included in the Company’s proxy statement.

2.	The Committee shall establish policies and procedures to ensure that management regularly assesses the Company’s major financial risk exposure and implements plans to monitor and control such risks.

3.
The Committee shall review, as necessary, any significant changes in the Company’s selection or application of accounting principles and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of any material control deficiencies.

4.	The Committee shall review, as necessary, the effect of regulatory or accounting initiatives, as well as any off-balance sheet structures, on the Company’s financial statements.

5.	The Committee shall review the budget, plan, changes in plan, activities, organizational structure, and qualifications of the Company’s internal audit staff, if any, as needed.

6.
The Committee shall, on an ongoing basis, review the appointment, performance, and replacement of the financial and accounting personnel and the financial and accounting personnel succession planning within the Company.

7.
On at least an annual basis, the Committee shall review with the Company’s outside counsel any legal matters that could have a significant impact on the organization’s financial statements, the Company’s compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

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E. Other Committee Responsibilities

1.
The Committee shall review and reassess the adequacy of this Charter at least annually, and submit the Charter with any recommended changes to the Board for approval and have the then-current document published at least every three years in accordance with SEC regulations.

2.
The Committee shall participate in implementing the Company’s code of conduct applicable to all directors, officers and employees that complies with both the rules and regulations promulgated by the SEC and applicable listing standards.

3.	The Committee shall annually prepare a report to stockholders as required by the SEC. The report should be included in the Company’s annual proxy statement and shall state whether the Committee has:

•	reviewed and discussed the audited financial statements with management;
•	discussed with the independent auditors the matters required to be discussed by SAS 61, as amended;
•	received certain disclosures from the auditors regarding their independence; and
•	state whether the Committee has recommended to the Board that the audited financial statements be included in the annual report on Form 10-K filed with the SEC based upon such disclosure.

4.	The Committee shall review and approve in advance any proposed related party transactions.

5.	The Committee shall obtain the advice and assistance, as appropriate, of special legal, accounting and other consultants or experts as it deems necessary in the performance of its duties.

6.	Determine appropriate funding, which the Company must provide, for payment of:

•	compensation to the independent auditors;
•	compensation to any advisers employed by the Committee (as described under item 5 above); and
•	ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

7.	The Committee shall perform any other activities consistent with this Charter, the Company’s bylaws, and governing law, as the Committee or the Board deems necessary or appropriate.

8.	The Committee shall periodically report to the Board on significant results of any of its activities.

V.	COMPENSATION

        Members of the Committee shall receive such fees, if any, for their service as Committee members as may be determined by the Board in its sole discretion. Such fees may include retainers and/or per meeting fees. Fees may be paid in such form of consideration as is determined by the Board.

        Members of the Committee (and their family members) may not receive any compensation, including fees for professional services, from the Company except the fees that they receive for service as a member of the Board and any committee thereof and reasonable expense reimbursements

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Annex B

Auxilio, Inc.
2007 STOCK OPTION PLAN

1.  Establishment, Purpose and Term of Plan.

1.1  Establishment. This Auxilio, Inc. 2007 Stock Option Plan (the “Plan”) shall become effective upon the date that it is approved by Auxilio, Inc.’s (the “Company”) stockholders.

1.2  Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its shareholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group.

1.3  Term of Plan. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Options granted under the Plan have lapsed. However, all Options shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the shareholders of the Company.

2.  Definitions and Construction.

2.1  Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a)  “Board” means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, “Board” also means such Committee(s).

(b)  “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

(c)  “Committee” means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

(d)  “Company” means Auxilio, Inc., a Nevada corporation, or any successor corporation thereto.

(e)  “Consultant” means any person, including an advisor, engaged by a Participating Company to render services other than as an Employee or a Director.
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(f)  “Director” means a member of the Board or of the board of directors of any other Participating Company.

(g)  “Disability” means the inability of the Optionee, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of the Optionee’s position with the Participating Company Group because of the sickness or injury of the Optionee.

(h)  “Employee” means any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan.

(i)  “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(j)  “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Board, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i)  If, on such date, the Stock is listed on a national or regional securities exchange or is actively traded on any other market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, The Nasdaq SmallCap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its discretion. If the Stock is listed on a market system but is not actively traded in such amounts and as frequently as the Board deems necessary, in its sole discretion, to determine the Fair Market Value of a share of Stock, then Board shall determine, in its sole discretion, the value of a share of Stock.

(ii)  If, on such date, there is no public market for the Stock, the Fair Market Value of a share of Stock shall be as determined by the Board in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

(k)  “Incentive Stock Option” means an Option intended to be (as set forth in the Option Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

(l)  “Insider” means an officer or a Director of the Company or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.
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(m)  “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Option Agreement) or which does not qualify as an Incentive Stock Option.

(n)  “Option” means a right to purchase Stock (subject to adjustment as provided in Section 4.3) pursuant to the terms and conditions of the Plan. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

(o)  “Option Agreement” means a written agreement, including any related form of stock option grant agreement, between the Company and an Optionee setting forth the terms, conditions and restrictions of the Option granted to the Optionee and any shares acquired upon the exercise thereof.

(p)  “Optionee” means a person who has been granted one or more Options.

(q)  “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(r)  “Participating Company” means the Company or any Parent Corporation or Subsidiary Corporation.

(s)  “Participating Company Group” means, at any point in time, all corporations collectively which are then Participating Companies.

(t)  “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(u)  “Securities Act” means the Securities Act of 1933, as amended.

(v)  “Service” means an Optionee’s employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. The Optionee’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee renders Service to the Participating Company Group or a change in the Participating Company for which the Optionee renders such Service, provided that there is no interruption or termination of the Optionee’s Service. Furthermore, an Optionee’s Service with the Participating Company Group shall not be deemed to have terminated if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company; provided, however, that if any such leave exceeds ninety (90) days, on the ninety-first (91st) day of such leave the Optionee’s Service shall be deemed to have terminated unless the Optionee’s right to return to Service with the Participating Company Group is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Optionee’s Option Agreement. The Optionee’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Optionee performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Optionee’s Service has terminated and the effective date of such termination.
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(w)  “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.3.

(x)  “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(y)  “Ten Percent Owner Optionee” means an Optionee who, at the time an Option is granted to the Optionee, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of Section 422(b)(6) of the Code.

2.2  Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3.  Administration.

3.1  Administration by the Board. The Plan shall be administered by the Board, which may delegate such responsibilities in whole or in part to a Committee. Members of the Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board. The Board may limit the composition of the Committee to those persons necessary to comply with the requirements of Section 162(m) of the Code and Section 16 of the Exchange Act. As used herein, the term “Administrator” means the Board or, with respect to any matter as to which responsibility has been delegated to the Committee, the term Administrator shall mean the Committee.. All questions of interpretation of the Plan or of any Option shall be determined by the Board, or to the Committee to which the Board has delegated such responsibility, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Option.

3.2  Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

3.3  Powers of the Board. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Board shall have the full and final power and authority, in its discretion:

(a)  to determine the persons to whom, and the time or times at which, Options shall be granted and the number of shares of Stock to be subject to each Option;

(b)  to designate Options as Incentive Stock Options or Nonstatutory Stock Options;

(c)  to determine the Fair Market Value of shares of Stock or other property;
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(d)  to determine the terms, conditions and restrictions applicable to each Option (which need not be identical) and any shares acquired upon the exercise thereof, including, without limitation, (i) the exercise price of the Option, (ii) the method of payment for shares purchased upon the exercise of the Option, (iii) the method for satisfaction of any tax withholding obligation arising in connection with the Option or such shares, including by the withholding or delivery of shares of stock, (iv) the timing, terms and conditions of the exercisability of the Option or the vesting of any shares acquired upon the exercise thereof, (v) the time of the expiration of the Option, (vi) the effect of the Optionee’s termination of Service with the Participating Company Group on any of the foregoing, and (vii) all other terms, conditions and restrictions applicable to the Option or such shares not inconsistent with the terms of the Plan;

(e)  to approve one or more forms of Option Agreement;

(f)  to amend, modify, extend, cancel, renew, reprice or otherwise adjust the exercise price of, or grant a new Option in substitution for, any Option or to waive any restrictions or conditions applicable to any Option or any shares acquired upon the exercise thereof;

(g)  to accelerate, continue, extend or defer the exercisability of any Option or the vesting of any shares acquired upon the exercise thereof, including with respect to the period following an Optionee’s termination of Service with the Participating Company Group;

(h)  to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan, including, without limitation, as the Board deems necessary or desirable to comply with the laws of, or to accommodate the tax policy or custom of, foreign jurisdictions whose citizens may be granted Options; and

(i)  to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Option Agreement and to make all other determinations and take such other actions with respect to the Plan or any Option as the Board may deem advisable to the extent consistent with the Plan and applicable law.

4.  Shares Subject to Plan.

4.1  Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.3, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be Four Million Four Hundred Sixty-Six Thousand Six Hundred and Sixty-Six (4,466,666) and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. If an outstanding Option for any reason expires or is terminated or canceled or if shares of Stock are acquired upon the exercise of an Option subject to a Company repurchase option and are repurchased by the Company at the Optionee’s exercise price, the shares of Stock allocable to the unexercised portion of such Option or such repurchased shares of Stock shall again be available for issuance under the Plan. Notwithstanding the foregoing, at any such time as the offer and sale of securities pursuant to the Plan is subject to compliance with Section 260.140.45 of Title 10 of the California Code of Regulations (“Section 260.140.45”), the total number of shares of Stock issuable upon the exercise of all outstanding Options (together with options outstanding under any other stock option plan of the Company) and the total number of shares provided for under any stock bonus or similar plan of the Company shall not exceed thirty percent (30%) (or such other higher percentage limitation as may be approved by the shareholders of the Company pursuant to Section 260.140.45) of the then outstanding shares of the Company as calculated in accordance with the conditions and exclusions of Section 260.140.45.
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4.2  Section 162(m) Limitation. No employee of the Company or of a Participating Company shall be eligible to be granted Options covering more than Two hundred Thousand (200,000) shares of Common Stock during any calendar year. The foregoing shall not apply, however, until the first date upon which any class of common equity securities of the Company are required to be registered under Section 12 of the Exchange Act., this Section 4.2 shall not apply until the earliest time as required by Section 162(m) of the Code and the rules and regulations thereunder.

4.3  Adjustments for Changes in Capital Structure. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Options and in the exercise price per share of any outstanding Options. If a majority of the shares which are of the same class as the shares that are subject to outstanding Options are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event, as defined in Section 8.1) shares of another corporation (the “New Shares”), the Board may unilaterally amend the outstanding Options to provide that such Options are exercisable for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise price per share of, the outstanding Options shall be adjusted in a fair and equitable manner as determined by the Board, in its discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.3 shall be rounded down to the nearest whole number, and in no event may the exercise price of any Option be decreased to an amount less than the par value, if any, of the stock subject to the Option. The adjustments determined by the Board pursuant to this Section 4.3 shall be final, binding and conclusive.

5.  Eligibility and Option Limitations.

5.1  Persons Eligible for Options. Options may be granted only to Employees, Consultants, and Directors. For purposes of the foregoing sentence, “Employees,” “Consultants” and “Directors” shall include prospective Employees, prospective Consultants and prospective Directors to whom Options are granted in connection with written offers of an employment or other service relationships with the Participating Company Group. Eligible persons may be granted more than one (1) Option.

5.2  Option Grant Restrictions. Any person who is not an Employee on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee shall be deemed granted effective on the date such person commences Service with a Participating Company, with an exercise price determined as of such date in accordance with Section 6.1.
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5.3  Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by an Optionee for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portions of such options which exceed such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section 5.3, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Section 5.3, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section 5.3, the Optionee may designate which portion of such Option the Optionee is exercising. In the absence of such designation, the Optionee shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Separate certificates representing each such portion shall be issued upon the exercise of the Option.

6.  Terms and Conditions of Options.

Options shall be evidenced by Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Option Agreement. Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

6.1  Exercise Price. The exercise price for each Option shall be established in the discretion of the Board; provided, however, that (a) the exercise price per share for an Incentive Stock Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option, (b) unless otherwise permitted by applicable law, the exercise price per share for a Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option, and (c) no Option granted to a Ten Percent Owner Optionee shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

6.2  Exercise Period. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria, and restrictions as shall be determined by the Board and set forth in the Option Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, (c) no Option granted to a prospective Employee, prospective Consultant or prospective Director may become exercisable prior to the date on which such person commences Service with a Participating Company, and (d) unless otherwise permitted by applicable law, and with the exception of an Option granted to an officer, Director or Consultant, no Option shall become exercisable at a rate less than twenty percent (20%) per year over a period of five (5) years from the effective date of grant of such Option, subject to the Optionee’s continued Service. Subject to the foregoing, unless otherwise specified by the Board in the grant of an Option, any Option granted hereunder shall have a term of ten (10) years from the effective date of grant of the Option.
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6.3  Payment of Exercise Price.

(a)  Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Optionee having a Fair Market Value (as determined by the Company without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company) not less than the exercise price, (iii) by the assignment of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a “Cashless Exercise”), (iv) by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law, or (v) by any combination thereof. The Board may at any time or from time to time, by adoption of or by amendment to the standard forms of Option Agreement described in Section 7, or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

(b)  Limitations on Forms of Consideration.

(i)  Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

(ii)  Cashless Exercise. The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.
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6.4  Tax Withholding. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable upon the exercise of an Option, or to accept from the Optionee the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to such Option or the shares acquired upon the exercise thereof. Alternatively or in addition, in its discretion, the Company shall have the right to require the Optionee, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise, to make adequate provision for any such tax withholding obligations of the Participating Company Group arising in connection with the Option or the shares acquired upon the exercise thereof. The Company shall have no obligation to deliver shares of Stock or to release shares of Stock from an escrow established pursuant to the Option Agreement until the Participating Company Group’s tax withholding obligations have been satisfied by the Optionee.

6.5  Repurchase Rights. Stock acquired by the exercise of an Option granted under the Plan may be subject to a right of first refusal, one or more repurchase options, or other conditions and restrictions as determined by the Board in its discretion at the time the Option is granted. In exercising its right of first refusal or other repurchase right, the repurchase price may be paid by the Company, or its assignee, by cash, check, or cancellation of indebtedness. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Optionee shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions. If not exercised before, a right to repurchase pursuant to this Section 6.5 shall automatically expire on the earlier of: (1) ninety-one (91) days after the date of exercise of the Option with respect to which the securities were acquired, or (2) the first date upon which any class of common equity securities of the Company are required to be registered under Section 12 of the Exchange Act.

6.6  Effect of Termination of Service.

(a)  Option Exercisability. Subject to earlier termination of the Option as otherwise provided herein, an Option shall be exercisable after an Optionee’s termination of Service as follows:

(i)  Disability. If the Optionee’s Service with the Participating Company Group is terminated because of the Disability of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee’s Service terminated, may be exercised by the Optionee (or the Optionee’s guardian or legal representative) at any time prior to the expiration of six (6) months (or such longer period of time as determined by the Board, in its discretion) after the date on which the Optionee’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Option Agreement evidencing such Option (the “Option Expiration Date”).
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(ii)  Death. If the Optionee’s Service with the Participating Company Group is terminated because of the death of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee’s Service terminated, may be exercised by the Optionee’s legal representative or other person who acquired the right to exercise the Option by reason of the Optionee’s death at any time prior to the expiration of six (6) months (or such longer period of time as determined by the Board, in its discretion) after the date on which the Optionee’s Service terminated, but in any event no later than the Option Expiration Date. The Optionee’s Service shall be deemed to have terminated on account of death if the Optionee dies within thirty (30) days (or such longer period of time as determined by the Board, in its discretion) after the Optionee’s termination of Service.

(iii)  Termination After Change in Control. The Board may, in its discretion, provide in any Option Agreement that if the Optionee’s Service with the Participating Company Group ceases as a result of “Termination After Change in Control” (as defined in such Option Agreement), then (1) the Option, to the extent unexercised and exercisable on the date on which the Optionee’s Service terminated, may be exercised by the Optionee (or the Optionee’s guardian or legal representative) at any time prior to the expiration of six (6) months (or such longer period of time as determined by the Board, in its discretion) after the date on which the Optionee’s Service terminated, but in any event no later than the Option Expiration Date, and (2) the exercisability and vesting of the Option and any shares acquired upon the exercise thereof shall be accelerated effective as of the date on which the Optionee’s Service terminated to such extent, if any, as shall have been determined by the Board, in its discretion, and set forth in the Option Agreement.

(iv)  Other Termination of Service. If the Optionee’s Service with the Participating Company Group terminates for any reason, except Disability or death, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee’s Service terminated, may be exercised by the Optionee within ninety (90) days (or such longer period of time as determined by the Board, in its discretion) after the date on which the Optionee’s Service terminated, but in any event no later than the Option Expiration Date.

(b)  Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of an Option within the applicable time periods set forth in Section 6.6(a) is prevented by the provisions of Section 11 below, the Option shall remain exercisable until thirty (30) days (or such longer period of time as determined by the Board, in its discretion) after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

(c)  Extension if Optionee Subject to Section 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 6.6(a) of shares acquired upon the exercise of the Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee’s termination of Service, or (iii) the Option Expiration Date.

7.  Standard Forms of Option Agreement.
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7.1  General. Unless otherwise provided by the Board at the time the Option is granted, an Option shall comply with and be subject to the terms and conditions set forth in the standard form of Option Agreement adopted by the Board concurrently with its adoption of the Plan and as amended from time to time.

7.2  Authority to Vary Terms. The Board shall have the authority from time to time to vary the terms of any of the standard form of Option Agreement described in this Section 7 either in connection with the grant or amendment of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Option Agreement are not inconsistent with the terms of the Plan.

8.  Change in Control.

8.1  Definitions.

(a)  An “Ownership Change Event” shall be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the shareholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company.

(b)  A “Change in Control” shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, a “Transaction”) wherein the shareholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the “Transferee Corporation(s)”), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

8.2  Effect of Change in Control on Options. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the “Acquiring Corporation”), may either assume the Company’s rights and obligations under outstanding Options or substitute for outstanding Options substantially equivalent options for the Acquiring Corporation’s stock. In the event the Acquiring Corporation elects not to assume or substitute for outstanding Options in connection with a Change in Control, any unexercisable or unvested portions of outstanding Options and any shares acquired upon the exercise thereof held by Optionees whose Service has not terminated prior to such date shall be immediately exercisable and vested in full as of the date ten (10) days prior to the date of the Change in Control. The exercise or vesting of any Option and any shares acquired upon the exercise thereof that was permissible solely by reason of this Section 8.2 shall be conditioned upon the consummation of the Change in Control. Any Options which are neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control. Notwithstanding the foregoing, shares acquired upon exercise of an Option prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of the Option Agreement evidencing such Option except as otherwise provided in such Option Agreement. Furthermore, notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Options immediately prior to an Ownership Change Event described in Section 8.1(a)(i) constituting a Change in Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the outstanding Options shall not terminate unless the Board otherwise provides in its discretion.
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9.  Provision of Information.

Unless not required by applicable law, at least annually, copies of the Company’s balance sheet and income statement for the just completed fiscal year shall be made available to each Optionee and purchaser of shares of Stock upon the exercise of an Option. The Company shall not be required to provide such information to key employees whose duties in connection with the Company assure them access to equivalent information.

10.  Nontransferability of Options.

During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or the Optionee’s guardian or legal representative. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution. Any unauthorized attempt at assignment, transfer, pledge or other disposition shall be without effect and void ab initio.

11.  Compliance with Securities Law.

The grant of Options and the issuance of shares of Stock upon exercise of Options shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities. Options may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Option may be exercised unless (a) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of any Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.
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12.  Indemnification.

In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

13.  Termination or Amendment of Plan.

The Board may terminate or amend the Plan at any time. However, subject to changes in applicable law, regulations or rules that would permit otherwise, without the approval of the Company’s shareholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.3), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s shareholders under any applicable law, regulation or rule. No termination or amendment of the Plan may adversely affect any then outstanding Option or any unexercised portion thereof, without the consent of the Optionee, unless such termination or amendment is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option or is necessary to comply with any applicable law, regulation or rule.
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14.  No Enlargement of Employee Rights. This Plan is strictly a voluntary undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company and any Participant to be consideration for, or an inducement to, or a condition of, the employment of any Participant. Nothing contained in the Plan shall be deemed to give the right to any Participant to be retained as an employee of the Company or any Participating Company or to interfere with the right of the Company or any Participating Company to discharge any Participant at any time.

15.  Application of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to Option Agreements, except as otherwise provided herein, will be used for general corporate purposes.

16.  Shareholder Approval.

The Plan or any increase in the maximum aggregate number of shares of Stock issuable thereunder as provided in Section 4.1 (the “Authorized Shares”) shall be approved by the shareholders of the Company within twelve (12) months of the date of adoption thereof by the Board. Options granted prior to shareholder approval of the Plan or in excess of the Authorized Shares previously approved by the shareholders shall become exercisable no earlier than the date of shareholder approval of the Plan or such increase in the Authorized Shares, as the case may be.
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STOCK OPTION EXERCISE NOTICE

Auxilio, Inc.
Attention: Chief Financial Officer

Ladies and Gentlemen:

1. Option. I was granted an option (the “Option”) to purchase shares of the common stock (the “Shares”) of Auxilio, Inc. (the “Company”) pursuant to the Company’s 2007 Stock Option Plan (the “Plan”), my Notice of Grant of Stock Option (the “Notice”) and my Stock Option Agreement (the “Option Agreement”) as follows:

        Grant Number:                                                               __________________________

        Date of Option Grant:                                                   __________________________

        Number of Option Shares:                                           __________________________

        Exercise Price per Share:        $_________________________

2. Exercise of Option. I hereby elect to exercise the Option to purchase the following number of Shares:

        Vested Shares:                                                                        __________________________

        Unvested Shares:                                                                   __________________________

        Total Shares Purchased:                                                        __________________________

        Total Exercise Price (Total Shares X Price per Share)       $_________________________

3. Payments. I enclose payment in full of the total exercise price for the Shares in the following form(s), as authorized by my Option Agreement:

        TMCash:                                                                                   $_________________________

                  TMCheck:                                                                                 $_________________________

        TMTender of Company Stock:                                               Contact Plan Administrator

4. Tax Withholding. I authorize payroll withholding and otherwise will make adequate provision for the federal, state, local and foreign tax withholding obligations of the Company, if any, in connection with the Option.

5. Optionee Information.

        My address is:   __________________________________________________________________

                ____________________________________________________________
            My Social Security Number is:   _________________________________________________________
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6. Notice of Disqualifying Disposition. If the Option is an Incentive Stock Option, I agree that I will promptly notify the Chief Financial Officer of the Company if I transfer any of the Shares within one (1) year from the date I exercise all or part of the Option or within two (2) years of the Date of Option Grant.

7. Binding Effect. I agree that the Shares are being acquired in accordance with and subject to the terms, provisions and conditions of the Option Agreement, including the Unvested Share Repurchase Option and the Right of First Refusal set forth therein, to all of which I hereby expressly assent. This Agreement shall inure to the benefit of and be binding upon the my heirs, executors, administrators, successors and assigns. I agree that if required by the Company, I will deposit the certificate(s) evidencing the Shares, along with a blank stock assignment separate from certificate executed by me, with an escrow agent designated by the Company, to be held pursuant to the Company’s standard Joint Escrow Instructions, an executed copy of which I have delivered herewith.

8. Transfer. I understand and acknowledge that the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and that consequently the Shares must be held indefinitely unless they are subsequently registered under the Securities Act, an exemption from such registration is available, or they are sold in accordance with Rule 144 or Rule 701 under the Securities Act. I further understand and acknowledge that the Company is under no obligation to register the Shares. I understand that the certificate or certificates evidencing the Shares will be imprinted with legends which prohibit the transfer of the Shares unless they are registered or such registration is not required in the opinion of legal counsel satisfactory to the Company.

I am aware that Rule 144 under the Securities Act, which permits limited public resale of securities acquired in a nonpublic offering, is not currently available with respect to the Shares and, in any event, is available only if certain conditions are satisfied. I understand that any sale of the Shares that might be made in reliance upon Rule 144 may only be made in limited amounts in accordance with the terms and conditions of such rule and that a copy of Rule 144 will be delivered to me upon request.

9. Election Under Section 83(b) of the Code. I understand and acknowledge that if I am exercising the Option to purchase Unvested Shares (i.e., shares that remain subject to the Company’s Unvested Share Repurchase Option), that I should consult with my tax advisor regarding the advisability of filing with the Internal Revenue Service an election under Section 83(b) of the Code, which must be filed no later than thirty (30) days after the date on which I exercise the Option. I acknowledge that I have been advised to consult with a tax advisor prior to the exercise of the Option regarding the tax consequences to me of exercising the Option. AN ELECTION UNDER SECTION 83(b) MUST BE FILED WITHIN 30 DAYS AFTER THE DATE ON WHICH I PURCHASE SHARES. THIS TIME PERIOD CANNOT BE EXTENDED. I ACKNOWLEDGE THAT TIMELY FILING OF A SECTION 83(b) ELECTION IS MY SOLE RESPONSIBILITY, EVEN IF I REQUEST THE COMPANY OR ITS REPRESENTATIVES TO FILE SUCH ELECTION ON MY BEHALF.

I understand that I am purchasing the Shares pursuant to the terms of the Plan, the Notice and my Option Agreement, copies of which I have received and carefully read and understand.

Very truly yours,

____________________________________
(Signature)
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Receipt of the above is hereby acknowledged.

Auxilio, Inc.

By:

Title:

Dated:

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Auxilio, Inc
27401 Los Altos, Suite 100
Mission Viejo, California 92691

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby nominates, constitutes and appoints each of Etienne L. Weidemann and Paul T. Anthony the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of Auxilio, Inc. which the undersigned is entitled to represent and vote at the Annual Meeting of Stockholders of the Company to be held at the Company’s office at 27401 Los Altos, Suite 100, Mission Viejo, California on May 16, 2007, at 3:00 p.m., and at any and all adjournments or postponements thereof, as fully as if the undersigned were present and voting at the meeting, as follows:

THE DIRECTORS RECOMMEND A VOTE “FOR” ITEM 1

1.	ELECTION OF DIRECTORS:

☐	FOR all nominees listed below (except As marked to the contrary below)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below
Election of the following nominees as directors: Joseph J. Flynn, Edward B. Case, John D. Pace, Max Poll, Michael Vanderhoof and Etienne L. Weidemann.
(Instructions: To withhold authority to vote for any nominee, print that nominee’s name in the space provided below.)

2. Approval of the Company’s 2007 Stock Option Plan described in the accompanying proxy statement.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

IMPORTANT - PLEASE SIGN, DATE AND RETURN PROMPTLY

DATED: ______________________________________, 2007

_____________________________________________________
(Signature)

Please sign exactly as the name appears above. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in the partnership name by an authorized person

PLEASE SIGN THIS CARD AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE. IF YOUR ADDRESS IS INCORRECTLY SHOWN, PLEASE PRINT CHANGES. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.